Press Release


BERKSHIRE HILLS BANCORP REPORTS NET INCOME UP 48% IN FIRST QUARTER

STRONG FIRST QUARTER LOAN AND DEPOSIT GROWTH

OPENING OF THREE NEW YORK BRANCHES PLANNED IN 2ND QUARTER AND TWO IN 4TH QUARTER; DIVIDEND DECLARED

PITTSFIELD, MA - April 25, 2006 - Berkshire Hills Bancorp, Inc. (the "Company") (NASDAQ: BHLB), the holding company for Berkshire Bank (the "Bank"), today reported a 48% increase in first quarter net income to $4.82 million in 2006, compared to $3.25 million in 2005. First quarter core income increased by 51% to $4.49 million from $2.97 million in the prior year. Earnings growth reflected the benefit of the acquisition of Woronoco Bancorp in June 2005, together with the benefit of organic growth. First quarter earnings per diluted share totaled $0.55 in 2006, compared to $0.57 a year ago. Core earnings per share were $0.51 in the first quarter of 2006, compared to $0.52 in the first quarter of 2005. Earnings per share did not reflect the growth in total net income, primarily due to the issuance of shares for the Woronoco acquisition.

First quarter financial highlights include:

     o  23% annualized growth in total deposits
     o  11% annualized growth in core deposits
     o  13% annualized growth in total commercial loans
     o  9% annualized growth in total loans
     o  5% linked quarter growth in fee income

Michael P. Daly, President and Chief Executive Officer, stated, "We made significant progress in the execution of our expansion plan during the first quarter. Despite challenging market conditions, we met our earnings expectations due to the benefits of our organic growth. This growth mostly offset a tighter net interest margin reflecting less favorable deposit market conditions. Our asset quality measures remain strong."

Mr. Daly continued, "We are nearing completion of three new branches which are expected to open in our New York Region in the second quarter. We established our Pioneer Valley Regional Headquarters and continued to expand sources for our indirect automobile loan program. We also named a new director from the Albany area, and we announced a 300,000 share stock repurchase program. We are active on all fronts that we have identified as key components of our plan for strategic growth as we evolve into a regional bank."

DIVIDEND DECLARED

The Board of Directors declared a quarterly cash dividend of $0.14 per share, payable on May 19, 2006, to stockholders of record at the close of business on May 5, 2006.

NEW YORK REGION EXPANSION

During the second quarter, the Bank expects to open three full-service branches to be located in the towns of Delmar, East Greenbush, and Guilderland. Announcements will be forthcoming in the near future for the opening date of each branch. The Bank has also filed applications for regulatory approvals to open two branches in the towns of Halfmoon and Colonie. These five branches will bring to eight the total number of full-service branches in the Bank's New York Region, and will increase the size of the Bank's total branch network to 29 offices from the 24 offices the Bank had at the beginning of this year.

FINANCIAL CONDITION

Total assets were $2.06 billion at quarter-end, up slightly from $2.04 billion at the beginning of the quarter. Total loans increased by $32 million, growing at a 9% annualized rate, to $1.45 billion. While most categories of loans increased, growth was strongest in the Bank's primary target category of commercial real estate, which increased at a 25% annualized rate during the quarter due to the contribution of new leadership teams in our New York and Pioneer Valley regions.

During the first quarter, the 23% annualized increase in total deposits resulted from growth in money market and time accounts, which had the highest demand in the current rising interest rate environment. The annualized rate of deposit growth was 35% in the Pioneer Valley region, 258% in the New York region, and 9% in the Berkshire County region. In addition to funding loan growth, these proceeds were used to replace borrowings, which are the highest cost funding source. Deposits increased by $79 million to $1.45 billion, while borrowings decreased by $61 million to $352 million.

Asset quality remained favorable during the most recent quarter, with annualized net charge-offs measuring 0.06% of average loans and quarter-end nonperforming assets measuring 0.04% of total assets.

RESULTS OF OPERATIONS

All major categories of income and expense increased in the first quarter of 2006, compared to the first quarter of 2005, primarily due to the acquisition of Woronoco Bancorp in June 2005, together with the benefit of organic growth. First quarter net income was $4.82 million in 2006 compared to $3.25 million in 2005.

Results in the most recent quarter reflect the impact of a tighter net interest margin, which measured 3.27% in 2006, compared to 3.36% in the linked quarter. The decrease was primarily due to a rise in the cost of interest-bearing deposits, which increased to 2.86% from 2.47% in the prior quarter. This reflected a shift in market demand towards higher-yielding money market and time deposit accounts, along with the increasingly competitive deposit market pricing conditions. The impact of this shift was partially offset by the reduction in borrowings. The Bank's flexibility to offset this shift has been constrained by the nearly flat yield curve, which compresses spreads available on the investment of proceeds from deposit growth.

Fee income increased by $142 thousand (5%) compared to the linked quarter. This was primarily due to a $244 thousand increase in insurance fee income which mainly reflected the benefit of annual contingent fee income. This increase offset a $166 thousand decrease in deposit service fees, reflecting the impact of lower overdraft income, along with seasonality and the effects of higher earnings credits related to higher interest rates. Total non-interest income also reflected changes in non-core net gains on the sale of equity securities, which totaled $497 thousand in 2006, compared to $882 thousand in the linked quarter.

Non-interest expense decreased by $575 thousand compared to the prior quarter due to $520 thousand in non-core charges recorded in the prior quarter related to the Woronoco acquisition and the termination of the Employee Stock Ownership Plan in 2005. Core non-interest expense was essentially flat from quarter to quarter. Expenses include costs of newly opened New York branches which totaled $230 thousand in the most recent quarter and $217 thousand in the prior quarter.

CONFERENCE CALL

Michael P. Daly, President and Chief Executive Officer, and Wayne F. Patenaude, Senior Vice President, Treasurer and Chief Financial Officer, will host a conference call at 3:00 p.m. (ET) on Tuesday, April 25, 2006. Persons wishing to access the conference call may do so by dialing 1-877-407-8035. Replays of the conference call will be available beginning April 25, 2006 at 5:00 p.m. (ET) through May 5, 2006 at 11:59 p.m. (ET) by dialing 1-877-660-6853 and using Account #286 and Conference ID #198348 (both numbers are needed to access the replay).

BACKGROUND

Berkshire Hills Bancorp, Inc. is the holding company for Berkshire Bank. Established in 1846, Berkshire Bank is one of Massachusetts' oldest and largest independent banks and the largest banking institution based in Western Massachusetts. The Bank is headquartered in Pittsfield, Massachusetts with branches serving communities throughout Western Massachusetts and Northeastern New York. The Bank is transitioning into a regional bank and is positioning itself as the financial institution of choice in its retail and commercial markets, delivering exceptional customer service and a broad array of competitively priced deposit, loan, insurance, wealth management and trust services, and investment products. For more information on Berkshire Hills Bancorp, Inc. or Berkshire Bank, visit www.berkshirebank.com or call 800-773-5601.

FORWARD-LOOKING STATEMENTS

Statements contained in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. Additionally, other risks and uncertainties may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This press release contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles
(GAAP). The Company's management uses certain non-GAAP measures for operational and investment decisions and believes that these measures are among several useful measures for understanding its operating results, performance trends, and financial condition. These measures should not be construed as a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the accompanying financial tables and elsewhere in this release.


                              BERKSHIRE HILLS BANCORP, INC.
                        CONSOLIDATED BALANCE SHEETS - UNAUDITED
------------------------------------------------------------------------------------------------

                                                               March 31,          December 31,
                                                                 2006                2005
                                                           -------------------------------------
(IN THOUSANDS, EXCEPT SHARE DATA)
ASSETS
   Cash and due from banks                                 $         27,426    $         30,977
   Short-term investments                                               352                 110
                                                           -----------------   -----------------
          Total cash and cash equivalents                            27,778              31,087

    Securities available for sale, at fair value                    384,629             390,876
    Securities held to maturity, at amortized cost                   28,846              29,908
    Loans held for sale                                               1,267               2,093

    Total loans                                                   1,448,505           1,416,449
    Less: Allowance for loan losses                                 (13,090)            (13,001)
                                                           -----------------   -----------------
            Net loans                                             1,435,415           1,403,448

    Premises and equipment, net                                      26,226              26,236
    Accrued interest receivable                                       8,915               8,508
    Goodwill                                                         88,123              88,092
    Other intangible assets                                          11,040              11,524
    Bank owned life insurance                                        19,201              19,002
    Cash surrender value - other life insurance                      11,262              11,503
    Other assets                                                     13,631              13,276
                                                           -----------------   -----------------
            Total assets                                   $      2,056,333    $      2,035,553
                                                           =================   =================

LIABILITIES AND STOCKHOLDERS' EQUITY
    Deposits                                               $      1,450,554    $      1,371,218
    Borrowings                                                      351,729             412,917
    Other liabilities                                                 6,413               5,352
                                                           -----------------   -----------------
            Total liabilities                                     1,808,696           1,789,487
    Stockholders' equity:
        Preferred stock ($.01 par value; 1,000,000 shares
           authorized; none issued)                                       -                   -
        Common stock ($.01 par value; 26,000,000 shares
            authorized; 10,600,472 shares issued)                       106                 106
    Additional paid-in capital                                      200,087             198,667
    Unearned compensation                                            (2,709)             (1,435)
    Retained earnings                                               103,004              99,429
    Accumulated other comprehensive loss                             (4,356)             (2,239)
    Treasury stock at cost (1,999,954 shares in 2006
     and 2,060,604 in 2005)                                         (48,495)            (48,462)
                                                           -----------------   -----------------
             Total stockholders' equity                             247,637             246,066
                                                           -----------------   -----------------
             Total liabilities and stockholders' equity    $      2,056,333    $      2,035,553
                                                           =================   =================


                               BERKSHIRE HILLS BANCORP, INC.
                     CONSOLIDATED LOAN & DEPOSIT ANALYSIS - UNAUDITED
-------------------------------------------------------------------------------------------

                                        LOAN ANALYSIS

                                             March 31, 2006            December 31, 2005
                                         -----------------------     ----------------------
                                                       Percent                    Percent
                                           Balance     of Total       Balance     of Total
                                         -----------------------     ----------------------
(DOLLARS IN MILLIONS)
Residential mortgages
     1 - 4 Family                        $      520          36 %    $     514          37 %
     Construction                                36           2             35           2
                                         -----------  ----------     ----------  ----------
          Total residential mortgages           556          38            549          39

Commercial mortgages
     Construction                                60           4             59           4
     Single and multi-family                     67           5             69           5
     Other                                      310          21            283          20
                                         -----------  ----------     ----------  ----------
          Total commercial mortgages            437          30            411          29

Commercial business loans                       152          11            159          11

Consumer loans
     Auto                                       153          11            148          10
     Home equity and other                      151          10            149          11
                                         -----------  ----------     ----------  ----------
          Total consumer loans                  304          21            297          21

          Total loans                    $    1,449         100 %    $   1,416         100 %
                                         ===========  ==========     ==========  ==========


                                        DEPOSIT ANALYSIS

                                             March 31, 2006            December 31, 2005
                                         -----------------------     ----------------------
                                                       Percent                    Percent
                                           Balance     of Total       Balance     of Total
                                         -----------------------     ----------------------
(DOLLARS IN MILLIONS)

Demand                                   $      169          12 %    $     180          13 %
NOW                                             148          10            149          11
Money market                                    284          20            245          18
Savings                                         216          15            222          16
                                         -----------  ----------     ----------  ----------
     Total non-maturity (core) deposits         817          57            796          58

Brokered time                                    57           4             57           4
Other time                                      577          39            518          38
                                         -----------  ----------     ----------  ----------
     Total time deposits                        634          43            575          42

     Total deposits                      $    1,451         100 %    $   1,371         100 %
                                         ===========  ==========     ==========  ==========


                                BERKSHIRE HILLS BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
----------------------------------------------------------------------------------------------

                                                                 Three Months Ended
                                                         -------------------------------------
                                                           March 31,           March 31,
                                                              2006                2005
                                                         -------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST AND DIVIDEND INCOME
     Loans                                               $         22,356    $         11,916
     Securities                                                     4,697               4,110
     Short-term investments                                            17                  11
                                                         -----------------   -----------------
         Total interest and dividend income                        27,070              16,037
                                                         -----------------   -----------------

INTEREST EXPENSE
    Deposits                                                        8,756               3,373
    Borrowings                                                      3,706               2,637
                                                         -----------------   -----------------
         Total interest expense                                    12,462               6,010
                                                         -----------------   -----------------

NET INTEREST INCOME                                                14,608              10,027
PROVISION FOR LOAN LOSSES                                             290                 493
                                                         -----------------   -----------------
Net interest income after provision for loan losses                14,318               9,534
                                                         -----------------   -----------------

NON-INTEREST INCOME
    Deposit service fees                                            1,286                 616
    Wealth management service fees                                    756                 670
    Insurance commission and fees                                     908                  32
    Loan service fees                                                 226                 174
    Increase in cash surrender value of life insurance                293                 203
    Gain on sale of securities, net                                   497                 429
    Gain on sale of loans and securitized loans, net                    -                 588
    Other                                                             125                  32
                                                         -----------------   -----------------
        Total non-interest income                                   4,091               2,744
                                                         -----------------   -----------------

NON-INTEREST EXPENSE
    Salaries and benefits                                           5,653               4,335
    Occupancy and equipment                                         1,931               1,140
    Marketing and advertising                                         243                 161
    Data processing                                                   583                 347
    Professional services                                             503                 423
    Foreclosed real estate and other loans, net                        32                  94
    Amortization of intangible assets                                 478                  30
    Other                                                           1,802               1,006
                                                         -----------------   -----------------
        Total non-interest expense                                 11,225               7,536
                                                         -----------------   -----------------

    Income before income taxes                                      7,184               4,742
    Income tax expense                                              2,366               1,490
                                                         -----------------   -----------------
       NET INCOME                                        $          4,818    $          3,252
                                                         =================   =================
Earnings per share
    Basic                                                $           0.57    $           0.61
    Diluted                                              $           0.55    $           0.57
Average shares outstanding
    Basic                                                           8,476               5,300
    Diluted                                                         8,755               5,691


                                          BERKSHIRE HILLS BANCORP, INC.
                               CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
---------------------------------------------------------------------------------------------------------------------------

                                                                                Quarters Ended
                                                    -----------------------------------------------------------------------
                                                         Mar. 31,       Dec. 31,     Sept. 30,     June 30,      Mar. 31,
                                                           2006           2005         2005          2005          2005
                                                    -----------------------------------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST AND DIVIDEND INCOME
    Residential mortgages                           $       7,055  $      7,142  $      7,101  $     4,444   $     3,059
    Commercial mortgages                                    7,625         7,001         6,673        4,977         4,044
    Commercial business loans                               2,815         2,865         2,884        2,505         2,222
    Auto loans                                              2,236         2,256         2,274        1,991         1,806
    Other consumer loans                                    2,625         2,556         2,217        1,309           785
                                                    -------------- ------------- ------------- ------------  ------------
         Total interest on loans                           22,356        21,820        21,149       15,226        11,916
     Securities                                             4,697         4,679         4,628        4,100         4,110
     Short-term investments                                    17            13            62           22            11
                                                    -------------- ------------- ------------- ------------  ------------
         Total interest and dividend income                27,070        26,512        25,839       19,348        16,037
                                                    -------------- ------------- ------------- ------------  ------------
INTEREST EXPENSE
    Deposits                                                8,756         7,359         5,979        4,318         3,373
    Borrowings                                              3,706         4,116         4,806        3,522         2,637
                                                    -------------- ------------- ------------- ------------  ------------
         Total interest expense                            12,462        11,475        10,785        7,840         6,010
                                                    -------------- ------------- ------------- ------------  ------------

NET INTEREST INCOME                                        14,608        15,037        15,054       11,508        10,027
PROVISION FOR LOAN LOSSES                                     290           315           204          300           493
                                                    -------------- ------------- ------------- ------------  ------------
Net interest income after provision for loan losses        14,318        14,722        14,850       11,208         9,534
                                                    -------------- ------------- ------------- ------------  ------------
NON-INTEREST INCOME
    Deposit service fees                                    1,286         1,452         1,439        1,033           616
    Wealth management service fees                            756           729           680          663           670
    Insurance commission and fees                             908           664           472          175            32
    Loan service fees                                         226           189           179          198           174
    Increase in cash surrender value of life insurance        293           244           245          200           203
    Gain on sale of securities, net                           497           882           832        1,388           429
    Gain on sale of loans and securitized loans, net            -             -            22          162           588
    Other                                                     125           137            86           97            32
                                                    -------------- ------------- ------------- ------------  ------------
        Total non-interest income                           4,091         4,297         3,955        3,916         2,744
                                                    -------------- ------------- ------------- ------------  ------------
NON-INTEREST EXPENSE
    Salaries and benefits                                   5,653         5,758         5,699        4,485         4,335
    Occupancy and equipment                                 1,931         1,799         1,655        1,212         1,140
    Marketing and advertising                                 243           355           372          200           161
    Data processing                                           583           571           518          454           347
    Professional services                                     503           471           590          363           423
    Foreclosed real estate and other loans, net                32           187           241          218            94
    Amortization of intangible assets                         478           481           481          156            30
    Merger and conversion expense                               -           352           828          963             -
    Termination of Employee Stock Ownership Plan                -           168             -        8,667             -
    Other                                                   1,802         1,658         1,216        1,343         1,006
                                                    -------------- ------------- ------------- ------------  ------------
        Total non-interest expense                         11,225        11,800        11,600       18,061         7,536
                                                    -------------- ------------- ------------- ------------  ------------

    Income (loss) before income taxes                       7,184         7,219         7,205       (2,937)        4,742
    Income tax expense                                      2,366         2,381         2,459        1,671         1,490
                                                    -------------- ------------- ------------- ------------  ------------
       NET INCOME (LOSS)                            $       4,818  $      4,838  $      4,746  $    (4,608)  $     3,252
                                                    ============== ============= ============= ============  ============
Earnings (loss) per share
    Basic                                           $        0.57  $       0.57  $       0.56  $     (0.74)  $      0.61
    Diluted                                         $        0.55  $       0.55  $       0.54  $     (0.74)  $      0.57
Average shares outstanding
    Basic                                                   8,476         8,420         8,456        6,257         5,300
    Diluted                                                 8,755         8,813         8,856        6,257         5,691
Dividends per share                                 $        0.14  $       0.14  $       0.14  $      0.12   $      0.12


                                 BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
                                             ASSET QUALITY ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  At or For the Quarters Ended
                                                              ---------------------------------------------------------------------
                                                                Mar. 31,       Dec. 31,     Sept. 30,     June 30,      Mar. 31,
                                                                 2006           2005          2005          2005          2005
                                                              ---------------------------------------------------------------------
(DOLLARS IN THOUSANDS)
NON-PERFORMING ASSETS
Nonaccruing loans:
    Residential mortgages                                     $      289   $      360   $        393   $        663   $        298
    Commercial mortgages                                               -          127            130            209            144
    Commercial business loans                                        480          553            876            613            832
    Indirect automobile loans                                        100           75            106             78             95
    Consumer loans                                                    39           71             55             29              1
                                                              -----------  -----------  -------------  -------------  -------------
        Total nonaccruing loans                               $      908   $    1,186   $      1,560   $      1,592   $      1,370
Real estate owned                                                      -            -              -              -              -
                                                              -----------  -----------  -------------  -------------  -------------
        Total nonperforming assets                            $      908   $    1,186   $      1,560   $      1,592   $      1,370
                                                              ===========  ===========  =============  =============  =============

Total nonperforming loans/total loans                               0.06%        0.08%          0.11%          0.11%          0.16%
Total nonperforming assets/total assets                             0.04%        0.06%          0.08%          0.08%          0.11%


PROVISION AND ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                                $   13,001   $   13,123   $     13,044   $      9,645   $      9,337
Charged-off loans                                                   (331)        (538)          (284)          (391)          (328)
Recoveries on charged-off loans                                      130          101            159            169            143
                                                              -----------  -----------  -------------  -------------  -------------
    Net loans charged-off                                           (201)        (437)          (125)          (222)          (185)
Allowance attributed to loans acquired by merger                       -            -              -          3,321              -
Provision for loan losses                                            290          315            204            300            493
                                                              -----------  -----------  -------------  -------------  -------------
Balance at end of period                                      $   13,090   $   13,001   $     13,123   $     13,044   $      9,645
                                                              ===========  ===========  =============  =============  =============


Allowance for loan losses/nonperforming loans                       1442%        1096%           841%           819%           704%
Allowance for loan losses/total loans                               0.90%        0.92%          0.93%          0.92%          1.13%

NET LOAN (CHARGE-OFFS) RECOVERIES
Residential mortgages                                         $        -   $        -   $          -   $          -   $          -
Commercial mortgages                                                   -            -              -              -              -
Commercial business loans                                              3         (268)             4           (109)            (4)
Consumer loans                                                      (204)        (169)          (129)          (113)          (181)
                                                              -----------  -----------  -------------  -------------  -------------
         Total net                                            $     (201)  $     (437)  $       (125)  $       (222)  $       (185)
                                                              ===========  ===========  =============  =============  =============

Net charge-offs (annualized)/average loans                          0.06%        0.12%          0.04%          0.08%          0.09%

AVERAGE FICO SCORES OF CONSUMER
    AUTOMOBILE LOANS                                                 719          716            715            711            708


                                 BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
                                          SELECTED FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 At or For the Quarters Ended
                                                              ----------------------------------------------------------------------
                                                                Mar. 31,       Dec. 31,     Sept. 30,     June 30,      Mar. 31,
                                                                 2006           2005          2005          2005          2005
                                                              ----------------------------------------------------------------------
   PER SHARE DATA
       Core earnings, diluted                                 $   0.51       $   0.52       $  0.54        $  0.53       $  0.52
       Net earnings (loss), diluted                               0.55           0.55          0.54          (0.74)         0.57
       Tangible book value                                       17.26          17.15         17.04          16.56         20.77
       Total book value                                          28.79          28.81         28.68          28.45         22.01
       Market price at period end                                34.94          33.50         34.00          33.32         33.75

   PERFORMANCE RATIOS
       Core return on tangible assets                             0.98 %         1.02 %        1.04 %         0.94 %        0.91 %
       Return (loss) on total assets                              0.94           0.96          0.92          (1.19)         1.00
       Core return on tangible equity                            12.63          13.49         14.47          11.42          9.52
       Return (loss) on total equity                              7.64           7.89          7.90         (11.26)         9.94
       Net interest margin, fully taxable equivalent              3.27           3.36          3.31           3.26          3.34
       Core tangible non-interest income to assets                0.74           0.71          0.64           0.66          0.71
       Non-interest income to assets                              0.80           0.85          0.77           1.00          0.84
       Core tangible non-interest expense to assets               2.21           2.24          2.10           2.17          2.30
       Non-interest expense to assets                             2.20           2.32          2.25           4.62          2.30
       Efficiency ratio                                          57.48          57.00         55.17          57.65         59.56

   ASSET QUALITY RATIOS
       Net charge-offs (annualized)/average loans                 0.06 %         0.12 %        0.04 %         0.08 %        0.09 %
       Non-performing assets/total assets                         0.04           0.06          0.08           0.08          0.11
       Loan loss allowance/total loans                            0.90           0.92          0.93           0.92          1.13
       Loan loss allowance/nonperforming loans                   14.42 x        10.96 x        8.41 x         8.19 x        7.04 x

   CAPITAL RATIOS
       Stockholders' equity to total assets                      12.04 %        12.09 %       12.08 %        11.80 %        9.92 %
       Tangible stockholders' equity to tangible assets           7.59           7.56          7.55           7.25          9.42

   ANNUALIZED YEAR-TO-DATE GROWTH
       Total loans                                                   9             71            94            142            13
       Total deposits                                               23             62            79            109             1

   FINANCIAL DATA   (IN MILLIONS)
       Total assets                                           $  2,056       $  2,036       $ 2,033        $ 2,067       $ 1,294
       Total loans                                               1,449          1,416         1,412          1,416           855
       Total intangible assets                                      99            100           100            102             7
       Total deposits                                            1,451          1,371         1,348          1,306           847
       Total stockholders' equity                                  248            246           246            244           128

       Total core income                                           4.5            4.6           4.7            3.5           3.0
       Total net income (loss)                                     4.8            4.8           4.7           (4.6)          3.3

-----------------------------------------------
(1) All performance ratios are annualized and are based on average balance sheet amounts, where applicable.


                                 BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
                                                AVERAGE BALANCES
---------------------------------------------------------------------------------------------------------------------------

                                                                           Quarters Ended
                                            -------------------------------------------------------------------------------
                                               Mar. 31,         Dec. 31,        Sept. 30,        June 30,        Mar. 31,
                                                 2006             2005            2005            2005             2005
                                            -------------------------------------------------------------------------------
(IN THOUSANDS)
Assets
Loans
  Residential mortgages                     $   554,833   $      554,328   $      561,048  $      352,776  $      239,755
  Commercial mortgages                          427,891          398,867          396,212         314,778         276,417
  Commercial business loans                     152,970          159,741          165,414         154,405         140,139
  Auto loans                                    147,522          147,695          146,138         134,237         125,038
  Other consumer loans                          150,498          151,222          154,209          91,303          58,669
                                            ------------  ---------------  --------------- --------------- ---------------
    Total loans                               1,433,714        1,411,853        1,423,021       1,047,499         840,018
Securities                                      418,744          425,237          435,853         393,962         396,473
Short-term investments                            1,561              538            7,028           1,873           1,672
                                            ------------  ---------------  --------------- --------------- ---------------
    Total earning assets                      1,854,019        1,837,628        1,865,902       1,443,334       1,238,163
Intangible assets                                99,318           99,862          100,955          38,879           7,254
Other assets                                     90,412           94,608           98,394          81,732          65,606
                                            ------------  ---------------  --------------- --------------- ---------------
    Total assets                            $ 2,043,749   $    2,032,098   $    2,065,251  $    1,563,945  $    1,311,023
                                            ============  ===============  =============== =============== ===============

Liabilities and stockholders' equity
Deposits
  NOW                                       $   141,364   $      143,120   $      135,638  $      112,775  $       94,809
  Money market                                  269,685          251,462          241,088         183,273         158,862
  Savings                                       217,475          226,267          240,396         192,250         163,553
  Time                                          611,324          558,963          515,120         384,443         319,682
                                            ------------  ---------------  --------------- --------------- ---------------
    Total interest-bearing deposits           1,239,848        1,179,812        1,132,242         872,741         736,906
Borrowings                                      380,019          424,293          499,877         387,208         330,448
                                            ------------  ---------------  --------------- --------------- ---------------
    Total interest-bearing liabilities        1,619,867        1,604,105        1,632,119       1,259,949       1,067,354
Non-interest-bearing demand deposits            168,478          175,025          185,183         129,700         107,835
Other liabilities                                 5,099            6,661            6,409           9,579           3,781
                                            ------------  ---------------  --------------- --------------- ---------------
    Total liabilities                         1,793,444        1,785,791        1,823,711       1,399,228       1,178,970
Stockholders' equity                            250,305          246,307          241,540         164,717         132,053
                                            ------------  ---------------  --------------- --------------- ---------------
    Total liabilities and  equity           $ 2,043,749   $    2,032,098   $    2,065,251  $    1,563,945  $    1,311,023
                                            ============  ===============  =============== =============== ===============

Supplementary data
    Total core deposits                     $   797,002   $      795,874   $      802,305  $      617,998  $      525,059
    Total deposits                            1,408,326        1,354,837        1,317,425       1,002,441         844,741

------------------------------------------------------------
(1) Average balances for securities available-for-sale are based on amortized cost.
(2) Average balances reflect the acquisition of Woronoco Bancorp, Inc. on June 1, 2005.



                              BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
                         AVERAGE YIELDS (Fully Taxable Equivalent - Annualized)
-----------------------------------------------------------------------------------------------------------------

                                                                    Quarters Ended
                                     ----------------------------------------------------------------------------
                                           Mar. 31,      Dec. 31,       Sept. 30,     June 30,         Mar. 31,
                                            2006           2005           2005          2005            2005
                                     ----------------------------------------------------------------------------
Earning assets
Loans
  Residential mortgages                     5.09 %         5.15 %         5.06 %         5.04 %          5.10 %
  Commercial mortgages                      7.23           6.96           6.68           6.34            5.93
  Commercial  business loans                7.46           7.12           6.92           6.51            6.43
  Auto loans                                6.15           6.06           6.17           5.95            5.86
  Other consumer loans                      7.07           6.71           5.70           5.75            5.43
    Total loans                             6.21           6.15           5.91           5.83            5.73
Securities                                  4.96           4.87           4.69           4.40            4.41
Short-term investments                      4.45           3.96           3.50           2.91            2.67
    Total earning assets                    5.99           5.83           5.60           5.44            5.31

Funding liabilities
Deposits
  NOW                                       1.01           0.65           0.42           0.18            0.18
  Money Market                              3.12           2.61           2.07           1.98            1.62
  Savings                                   0.76           0.77           0.86           1.03            1.00
  Time                                      3.92           3.57           3.12           2.99            2.91
    Total interest-bearing deposits         2.86           2.47           2.10           1.98            1.86
  Borrowings                                3.96           3.85           3.81           3.65            3.24
    Total interest-bearing liabilities      3.12           2.84           2.62           2.50            2.28

Net interest spread                         2.87           2.99           2.98           2.94            3.03
Net interest margin                         3.27           3.36           3.31           3.26            3.34

Cost of funds                               2.83           2.56           2.35           2.24            2.03

----------------------------------------------------------
(1) Average balances and yields for securities available-for-sale are based on amortized cost.
(2) Cost of funds includes all deposits and borrowings.

                                    BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
                                    RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              At or for the Quarters Ended
                                                     ------------------------------------------------------------------------------
                                                        Mar. 31,          Dec. 31,      Sept. 30,        June 30,        Mar. 31,
                                                         2006               2005          2005             2005            2005
-----------------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net income                                           $      4,818    $       4,838    $      4,746    $     (4,608)   $      3,252
Less:  Gain on sale of securities, net                       (497)            (882)           (832)         (1,388)           (429)
Plus:  Termination of ESOP                                      -              168               -           8,667               -
Plus:  Merger and conversion expense                            -              352             828             963               -
Adj:  Income taxes                                            164              119               1            (139)            150
                                                     -------------   --------------   -------------   -------------   -------------
Core income                                      (A)        4,485            4,595           4,743           3,495           2,973
Plus: Amort. Intang. Assets (net of taxes)                    320              322             322             105              20
                                                     -------------   --------------   -------------   -------------   -------------
Tangible core income                             (B) $      4,805    $       4,917    $      5,065    $      3,600    $      2,993
                                                     =============   ==============   =============   =============   =============

Total non-interest income                            $      4,091    $       4,297    $      3,955    $      3,916    $      2,744
Less:  Gain on sale of securities, net                       (497)            (882)           (832)         (1,388)           (429)
                                                     -------------   --------------   -------------   -------------   -------------
Total core non-interest income                   (C) $      3,594    $       3,415    $      3,123    $      2,528    $      2,315
                                                     =============   ==============   =============   =============   =============

Total non-interest expense                           $     11,225    $      11,800    $     11,600    $     18,061    $      7,536
Less:  Termination of ESOP                                      -             (168)              -          (8,667)              -
Less:  Merger and conversion expense                            -             (352)           (828)           (963)              -
                                                     -------------   --------------   -------------   -------------   -------------
Core non-interest expense                                  11,225           11,280          10,772           8,431           7,536
Less: Amortization of intangible assets                      (478)            (481)           (481)           (156)            (30)
                                                     -------------   --------------   -------------   -------------   -------------
Total core tangible non-interest expense         (D) $     10,747    $      10,799    $     10,291    $      8,275    $      7,506
                                                     =============   ==============   =============   =============   =============

Total average assets                                 $  2,043,749    $   2,032,098    $  2,065,251    $  1,563,945    $  1,311,023
Less:  Average intangible assets                          (99,318)         (99,862)       (100,955)        (38,879)         (7,254)
                                                     -------------   --------------   -------------   -------------   -------------
Total average tangible assets                    (E) $  1,944,431    $   1,932,236    $  1,964,296    $  1,525,066    $  1,303,769
                                                     =============   ==============   =============   =============   =============

Total average stockholders' equity                   $    250,305    $     246,307    $    241,540    $    164,717    $    132,053
Less:  Average intangible assets                          (99,318)         (99,862)       (100,955)        (38,879)         (7,254)
                                                     -------------   --------------   -------------   -------------   -------------
Total average tangible stockholders' equity      (F) $    150,987    $     146,445    $    140,585    $    125,838    $    124,799
                                                     =============   ==============   =============   =============   =============

Total stockholders' equity, period-end               $    247,637    $     246,066    $    245,531    $    244,497    $    128,426
Less:  Intangible assets, period-end                      (99,163)         (99,616)        (99,742)       (102,167)         (7,235)
                                                     -------------   --------------   -------------   -------------   -------------
Total tangible stockholders' equity, period-end  (G) $    148,474    $     146,450    $    145,789    $    142,330    $    121,191
                                                     =============   ==============   =============   =============   =============

Total shares outstanding  (thousands)            (H)        8,601            8,540           8,564           8,594           5,835
Average diluted shares outstanding (thousands)   (I)        8,755            8,813           8,856           6,257           5,691

Core earnings per share                        (A/I) $       0.51    $        0.52    $       0.54    $       0.53    $       0.52
Tangible book value per share                  (G/H) $      17.26    $       17.15    $      17.04    $      16.56    $      20.77

Core return on tangible assets                 (B/E)         0.98 %           1.02 %          1.04 %          0.94 %          0.91 %
Core return on tangible equity                 (B/F)        12.63            13.49           14.47           11.42            9.52
Core tangible non-interest income to assets    (C/E)         0.74             0.71            0.64            0.66            0.71
Core tangible non-interest exp to assets       (D/E)         2.21             2.24            2.10            2.17            2.30
Efficiency ratio                                            57.48            57.00           55.17           57.65           59.56

------------------------------------------------
Efficiency ratio is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income. The Company uses this non-GAAP measure, which is used widely in the banking industry, to provide important information regarding its operational efficiency.

Note: Ratios are annualized and based on average balance sheet amounts, where applicable.

CONTACT:

Berkshire Hills Bancorp, Inc.
Wayne F. Patenaude, 413-236-3195
Senior Vice President, Treasurer
and Chief Financial Officer